PROPERTY, PLANT AND EQUIPMENT	6 Months Ended
Jun. 30, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT
NOTE 13 - PROPERTY, PLANT AND EQUIPMENT

(in millions of Euros)	Land and Property Rights	Buildings	Machinery and Equipment	Construction Work in Progress	Other	Total
Net balance at January 1, 2020	19	366	1,451	203	17	2,056
Additions	—	9	36	66	1	112
Disposals	—	—	(2)	—	—	(2)
Depreciation and impairment	—	(14)	(108)	(5)	(5)	(132)
Transfer during the year	2	18	52	(74)	2	—
Effects of changes in foreign exchange rates	—	(1)	—	(2)	—	(3)
Net balance at June 30, 2020	21	378	1,429	188	15	2,031
Cost	37	552	2,488	198	47	3,322
Less accumulated depreciation and impairment	(16)	(174)	(1,059)	(10)	(32)	(1,291)
Net balance at June 30, 2020	21	378	1,429	188	15	2,031
Right of use assets
Right of use have been included within the same line item as that within which the corresponding underlying assets would be presented if they were owned.

(in millions of Euros)	Buildings	Machinery and Equipment	Other	Total
Net balance at January 1, 2020	116	71	3	190
Additions	9	10	1	20
Disposals	(1)	—	—	(1)
Depreciation	(6)	(11)	(1)	(18)
Effects of changes in foreign exchange rates	—	(1)	—	(1)
Net balance at June 30, 2020	118	69	3	190
Cost	142	121	5	268
Less accumulated depreciation and impairment	(24)	(52)	(2)	(78)
Net balance at June 30, 2020	118	69	3	190
The total expense relating to short-term leases, low value asset leases and variable lease payments that are still recognized as operating expenses was €6 million and €7 million for the six months ended June 30, 2020 and 2019, respectively.
Impairment tests for property, plant and equipment and intangibles assets (including goodwill)
The Covid-19 downturn, which resulted in a temporary shutdown of some of our plants and is expected to negatively impact our future operating profits and cash flows, was identified as an indicator of impairment for all of Constellium Cash Generating Units (“CGUs”) and group of CGUs at March 31, 2020.
Consequently, in accordance with the accounting policies described in Note 2.6 of the Consolidated Financial Statements, all our CGUs and group of CGUs to which goodwill is allocated were tested for impairment at March 31, 2020.  For the three months ended June 30, 2020, management reviewed the impairment test assumptions and did not identify any indicator of impairment on any of its CGUs except for Nanjing. As a result of these tests, management concluded that no impairment charge was required on any of its CGUs except for Nanjing.
In performing our impairment tests, the following assumptions were factored in:

•	Operating levels of our plants at 50% of capacity on average during three months in 2020,

•	Significant economic downturn in our automotive and aerospace markets in the period 2020 to 2023,

•	Positive impact of counter-measures implemented or planned, including reductions in capital expenditures and costs.

•	The assessment that our strategy, which is grounded notably in the long term competitive advantage of aluminium and the uniqueness of our assets, remained intact despite the Covid-19 downturn.
In June 2020, the main customer of the Nanjing Automotive Structures plant (China) announced a suspension of its operations and a strategic reorganization. As a result, we tested the asset for impairment and recorded an impairment charge of €5 million for the six months ended June 30, 2020.